Exhibit 10.38

                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]


                           AMENDMENT TO LOAN DOCUMENTS

BORROWERS:          SEER  TECHNOLOGIES,  INC.
                    LEVEL  8  SYSTEMS,  INC.
                    MOMENTUM  SOFTWARE  CORPORATION
                    TSAC,  INC.
                    LEVEL  8  TECHNOLOGIES,  INC.

ADDRESS:            8000  REGENCY  PARKWAY
                    CARY,  NORTH  CAROLINA  27511

DATE:               AUGUST  2,  2000

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, a Division of Banc of America Commercial Finance Corporation ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024 and the borrowers named above (jointly and severally, "Borrower").

     The parties hereto agree to amend the Loan and Security Agreement between them, dated March 31, 1999 (as amended from time to time, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)
1. MATURITY DATE. Section 4 of the Schedule is hereby amended in its entirety to read as follows:

"4.  MATURITY  DATE
       (Section  6.1):     (a)  Term  of  Receivable  Loan Facility.  The period
                                -----------------------------------
during which Receivable Loans will be made (the 'Receivable Loan Period') shall be from the date of this Agreement to DECEMBER 1, 2000 (the 'Receivable Loan Maturity Date'), unless sooner terminated in accordance with the terms of this Agreement, provided that the Receivable Loan Maturity Date shall automatically

                              EXHIBIT 10.38, PAGE 1
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be  extended for successive additional  terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Receivable Loan Maturity Date, that such party elects to terminate the Receivable Loan Period effective on the next Receivable Loan Maturity Date. On the Receivable Loan Maturity Date or on any earlier termination of this Agreement, no further Receivable Loans will be made, and Borrower shall pay in full all outstanding Receivable Loans.

(b)  Early  Termination  of  Receivable Loan Facility at Borrower's Option.  The
     ---------------------------------------------------------------------
Receivable Loan Period may be terminated prior to the Receivable Loan Maturity Date by Borrower, effective three business days after written notice of termination is given by Borrower to Greyrock.

(c)  Term  of  Agreement.  The  term of this Agreement shall be from the date of
     -------------------
this Agreement to the later of the following (the 'Maturity Date'): (i) the termination of the Receivable Loan Period, or (ii) the date the last installment of principal on the Replacement Term Loan is due. On the Maturity Date or on any earlier termination of this Agreement, Borrower shall pay in full all Obligations, and notwithstanding any termination of this Agreement all of Greyrock's security interests and all of Greyrock's other rights and remedies shall continue in full force and effect until payment and performance in full of all Obligations.

(d)  Early  Termination of Agreement.  This Agreement may be terminated prior to
     -------------------------------
the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Greyrock; or (ii) by Greyrock at any time after the occurrence of an Event of Default, without notice, effective immediately.

                              EXHIBIT 10.38, PAGE 2
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(e)  Payment  of  Obligations.  Notwithstanding anything herein to the contrary,
     ------------------------
Borrower shall have no right to terminate this Agreement at any time that any principal of, or interest on any of the Loans or any other mone-tary Obligations are outstanding, except upon prepayment of all Obligations and the satisfaction of all other conditions set forth in the Loan Documents."


     2. REPRESENTATIONS TRUE. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.


3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.



BORROWER                               GREYROCK::
SEER  TECHNOLOGIES,  INC.              GREYROCK  CAPITAL,  A  DIVISION  OF
                                       BANC  OF  AMERICA  COMMERCIAL  FINANCE
                                       CORPORATION

BY_/s/ Steven Dmiszewicki________      BY_/s/ Sachi Nagano______________
 PRESIDENT  OR  VICE  PRESIDENT
BY_/s/ Dennis McKinnie___________      TITLE_SVP_________________________
 SECRETARY  OR  ASS'T  SECRETARY

BORROWER:                              BORROWER:
LEVEL  8  SYSTEMS,  INC.               MOMENTUM  SOFTWARE  CORPORATION

BY_/s/ Steven Dmiszewicki________      BY_/s/ Steven Dmiszewicki________
 PRESIDENT  OR  VICE  PRESIDENT         PRESIDENT  OR  VICE  PRESIDENT
BY_/s/ Dennis McKinnie__________      BY_/s/ Dennis McKinnie__________
 SECRETARY  OR  ASS'T  SECRETARY        SECRETARY  OR  ASS'T  SECRETARY


                              EXHIBIT 10.38, PAGE 3
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BORROWER:                              BORROWER:
TSAC,  INC.                            LEVEL  8  TECHNOLOGIES,  INC.

BY_/s/ Steven Dmiszewicki________      BY_/s/ Steven Dmiszewicki________
 PRESIDENT  OR  VICE  PRESIDENT         PRESIDENT  OR  VICE  PRESIDENT
BY_/s/ Dennis McKinnie__________      BY_/s/ Dennis McKinnie__________
 SECRETARY  OR  ASS'T  SECRETARY        SECRETARY  OR  ASS'T  SECRETARY



                              EXHIBIT 10.38, PAGE 4
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                                     CONSENT

The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the fore-going parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranties of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this Consent.

LEVEL  8  IRELAND  LIMITED            LEVEL  8  SYSTEMS  AUSTRALIA  PTY  LIMITED

BY_/s/ Steven Dmiszewicki_________     BY_/s/ Steven Dmiszewicki______
TITLE___Chairman_______________       TITLE_President________________


LEVEL  8  BENELUX  B.V.               TEMPLATE  SOFTWARE  UK  LIMITED

BY_/s/ Steven Dmiszewicki_________     BY_/s/ Steven Dmiszewicki______
TITLE_President________________       TITLE_President________________

TSGS,  INC.

BY_/s/ Steven Dmiszewicki_________
TITLE_President__________________




                              EXHIBIT 10.38, PAGE 5
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